                                                                                                               Exhibit 32.2

                                                 CERTIFICATION PURSUANT TO
                                 SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                                                  AS ADOPTED PURSUANT TO
                                       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant  to  Section  1350,  Chapter  63 of Title 18,  United  States  Code,  as adopted  pursuant  to Section  906 of the
Sarbanes-Oxley  Act of 2002, the undersigned,  as Chief Financial  Officer of U.S. Can Corporation  (the  "Company"),  does hereby certify that:

1)       the Company's Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities  Exchange
         Act of 1934; and

2)       the information  contained in the Company's Form 10-Q fairly  presents,  in all material  respects,  the financial condition and results of operations of the Company.

                                                                 /s/ Sandra K. Vollman

                                                                Sandra K. Vollman
                                                                Senior Vice President and
                                                                Chief Financial Officer

                                                                Dated: November 5, 2003